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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2006
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Massachusetts               0-12742                    04-2457335
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(State or Other Jurisdiction       (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)


One Patriots Park, Bedford, Massachusetts                       01730-2396
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)






      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Spire Corporation's (the "Company") wholly owned subsidiary, Bandwidth Semiconductor, LLC (Bandwidth), entered into a five-year manufacturing agreement in which it will be the exclusive supplier to Principia Lightworks, Inc. (Principia), of semiconductor wafers, enabling Principia, a Woodland Hills, California firm, to begin high volume production of its patented device, an electron beam pumped vertical cavity surface emitting laser (eVCSEL) as a light source for projection display applications, including rear-projection consumer television (RPTV).

Under the terms of this agreement, Bandwidth will be producing III/V and II/VI wafers for Principia with full production expected to start in mid 2007. During the first three years of the agreement, Bandwidth anticipates revenues will be in excess of $16 million, which includes revenue from the production of wafers and recognition of certain nonrecurring engineering and facility access payments.

Bandwidth will begin the scale-up of its existing metal organic chemical vapor deposition (MOCVD) and related processing facilities to satisfy Principia's requirements. Principia has made an up-front payment for nonrecurring engineering and facility access costs and, in addition will make monthly facility availability payments throughout the term of the agreement. Although the Company will be committing capital resources to complete the scale-up, it anticipates the up-front payment plus the monthly payments will be sufficient to meet its capital requirements under the agreement, and providing the parties meet their respective obligations over the term of the Agreement, no net outlay of capital will be needed.

Additional information is set forth in Exhibit 99.1 to this Current Report on Form 8-K.




ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.                  Description
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         99.1         News Release of the Company dated September 5, 2006




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIRE CORPORATION



Date: September 5, 2006                By: /s/ Christian Dufresne
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                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer
























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                                  EXHIBIT INDEX


Exhibit No.                         Description
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    99.1          News Release of the Company dated September 5, 2006







































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